EXHIBIT 99.1


                                      PROXY
                              CENTRAL BANK OF TAMPA
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2002

The undersigned shareholder of Central Bank of Tampa ("Central Bank") hereby appoints Frank A. Massari, M.D. and Anthony V. Ferlita and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock, par value $5.00 per share, of Central Bank which the undersigned is entitled to vote at the Special Meeting of Shareholders of Central Bank to be held on [ ], 2002 at [ ], at [ ]and at any adjournments, postponements, continuations or reschedulings thereof (the "Special Meeting"), with all the powers the undersigned would possess if personally present at the Special Meeting, as directed on the reverse side. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NO DIRECTION IS INDICATED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE CENTRAL BANK/THE SOUTH FINANCIAL GROUP AGREEMENT AND PLAN OF MERGER. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE MATTERS COVERED HEREBY.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


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                THE BOARD OF DIRECTORS OF CENTRAL BANK RECOMMENDS
                         THAT YOU VOTE FOR ITEM 1 BELOW

                                                        FOR  AGAINST  ABSTAIN
1.   APPROVAL OF THE AGREEMENT AND PLAN OF MERGER,      |_|    |_|     |_|
     DATED AS OF OCTOBER 2, 2002, BY AND AMONG
     CENTRAL BANK OF TAMPA, MERCANTILE BANK AND THE
     SOUTH FINANCIAL GROUP, INC.

2.   THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR
     DISCRETION UPON ALL SUCH OTHER MATTERS AS MAY
     PROPERLY COME BEFORE THE SPECIAL MEETING.

                  DATED____________________, 2002

                  SIGNATURE__________________________________________  SIGNATURE
                  (IF           HELD            JOINTLY)________________________
                  TITLE(S)___________________________________________     PLEASE
                  SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE YOUR FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN THE PARTNERSHIP NAME BY AUTHORIZED PERSON(S).


             PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                        ENCLOSED, POSTAGE-PAID ENVELOPE.